UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

Heritage Global Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-39471	59-2291344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6130 Nancy Ridge Drive
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 847-0656

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	HGBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On July 30, 2026, the Board of Directors (the “Board”) of Heritage Global Inc. (the “Company,” “we,” or “our”) authorized a strategic plan (the “Exit Plan”) to wind down the Company’s Specialty Lending segment, which has operated through Heritage Global Capital LLC, a wholly owned subsidiary of the Company (“HGC”), and provided specialty financing solutions to investors in charged-off and nonperforming asset portfolios. Based upon the continuation of difficulties with its largest borrower as previously described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”), filed with the U.S. Securities and Exchange Commission (the "SEC") on March 12, 2026, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 7, 2026, declining further in the second quarter of 2026, and the Board’s evaluation of the business of the Specialty Lending segment in consultation with its advisors, the Board determined that the Exit Plan is in the best interests of the Company. As part of the Exit Plan, HGC will take steps to wind down or exit its position in the joint ventures through which HGC conducts a portion of the business of Specialty Lending segment.

In connection with the implementation of the Exit Plan, the Company expects to incur cash expenditures consisting primarily of employee-related costs related to the wind down process and professional services expenses. The total amount of these expenditures have yet to be determined and will depend on the duration and scope of the activities necessary to implement the Exit Plan. The Company will file an amendment to this Current Report on Form 8-K after it makes a determination of such estimate.

In addition, the Company estimates that it will recognize a material non-cash impairment charge for the reporting period ended June 30, 2026. The Company is unable to make a determination of an estimate or range of estimates of the amount of the material non-cash impairment charge and will file an amendment to this Current Report on Form 8-K after it makes a determination of such estimate. The Company expects the non-cash impairment charge will consist of (i) the write-down of equity method investments and (ii) an increase in the reserve for credit losses for loans in nonaccrual status.

The Company anticipates that the Exit Plan will commence in the third quarter of 2026 and the completion date will depend on the duration and scope of the activities necessary to implement the Exit Plan. As part of the Exit Plan, the Company, through the Specialty Lending segment, may continue to fund an immaterial number of loans or pursue restructuring efforts with its remaining borrowers.

The costs (including the categories of costs incurred) and timing estimates related to the Exit Plan are subject to a number of assumptions and actual results may differ. As the Exit Plan is implemented, management will continue to evaluate the estimated costs (including the categories of costs incurred) and timing set forth above and may revise its estimates of such costs and timing, as appropriate.

Item 2.06 Material Impairments.

The information set forth in Item 2.05 is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On July 31, 2026, the Company issued a press release announcing the Exit Plan and the rescheduling of the Company’s second quarter 2026 financial results conference call to August 13, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 that are based on management’s exercise of business judgment as well as assumptions made by, and information currently available to management. These forward-looking statements include, but are not limited to, statements regarding the Company’s Exit Plan and its expected benefits, anticipated cost savings, financial and accounting impact, and timing. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. When used in this document, the words “may,” “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and words of similar import, are intended to identify any forward-looking statements. You should not place undue reliance on these forward-looking statements. These statements reflect our current view of future events and are subject to certain risks and uncertainties, including, but are not limited to, those factors, risks and uncertainties described above and in more detail under the heading “Risk Factors” in the Company’s 2025 Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results could differ materially from those anticipated in these forward-looking statements. Except as required by law, the Company undertakes no obligation, and does not intend, to update, revise or otherwise publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of any unanticipated events. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our expectations will materialize.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated July 31, 2026, issued by Heritage Global Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE GLOBAL INC.

Date:	July 31, 2026	By:	/s/ Ross Dove
Ross Dove Chief Executive Officer